                                  AMENDMENT TO
                   AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

       THIS AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is entered into to be effective as of August 13, 1999, between ADAMS GOLF DIRECT RESPONSE, LTD., a Texas limited partnership, and ADAMS GOLF, LTD., a Texas limited partnership (individually, a "BORROWER" and collectively, "BORROWERS"), and BANK OF AMERICA, N.A., a national banking association, formerly NationsBank, N.A., successor by merger to NationsBank of Texas, N.A. ("LENDER").

                               R E C I T A L S
                               - - - - - - - -

       1. Borrowers and Lender are parties to that certain Amended and Restated Revolving Credit Agreement dated as of February 26, 1999 (as modified, amended, renewed, extended, and restated from time to time, the "CREDIT AGREEMENT").

       2. The parties hereto desire to amend the Credit Agreement subject to the terms and conditions set forth herein.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender agree as follows:

       1.     TERMS AND REFERENCES.  Unless otherwise stated in this Amendment
(a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to "SECTIONS" are to the Credit Agreement's sections.

       2. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

       (a)    SECTION 1.1 is hereby amended to add the following definitions:

       "CAPITAL EXPENDITURE" means any expenditure by a Person for an asset which is properly classifiable in relevant financial statements of such Person prepared in accordance with GAAP as a capital asset.

       "CONSOLIDATED TANGIBLE NET WORTH" means, for any Person as of any date, the total shareholder's equity of such Person LESS the aggregate book value of Intangible Assets of such Person.

       "ELIGIBLE BONDS" means corporate and municipal debt instruments and corporate preferred stock which are (a) rated at least AA or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw Hill, Inc., a New York corporation or at least Aa or the equivalent thereof by Moody's Investors Service, Inc., (b) regularly traded on a Public Market, and (c) not subject to any federal or state securities laws or other laws which restrict or limit their sale or transfer.

       "ELIGIBLE GOVERNMENT SECURITIES" means obligations which are (a) issued or guaranteed by the United States of America or any instrumentality thereof,
(b) regularly traded on a Public Market, and (c) not subject to any federal or state securities laws or other laws which restrict or limit their sale or transfer.

       "ELIGIBLE SECURITIES" means common stock equity securities that are
(a) regularly traded on a Public Market, and (b) not subject to any federal or state securities laws or other laws which restrict or limit their sale or transfer.

       "INTANGIBLE ASSETS" of any Person means those assets of such Person which are (a) deferred assets, OTHER THAN prepaid insurance and prepaid taxes,
(b) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses, and other similar assets which would be classified as intangible assets on a balance sheet of such Person, (c) unamortized debt discount and expense, and (d) assets located, and notes and receivables due from obligors domiciled, outside of the United States of America.

       "PUBLIC MARKET" means a nationally recognized United States public exchange or market acceptable to Lender on which securities, debt instruments, and/or mutual funds are regularly traded.

       (b) SECTION 7.14 is hereby deleted in its entirety and replaced with the following:

              7.14 MINIMUM TANGIBLE NET WORTH. Borrowers shall not permit, as of any date, the Consolidated Tangible Net Worth of the Companies, on a consolidated basis, to be less than $67,500,000.00.

       (c)    The following SECTION is hereby added as SECTION 7.17:

              7.17. LIMITATION ON CAPITAL EXPENDITURES. Borrowers shall not permit the aggregate amount of all Capital Expenditures made by the Companies during any fiscal year ending after the date hereof to exceed $10,000,000.00.

       (d)    The following SECTION is hereby added as SECTION 7.18:

              7.18 LIQUID ASSETS. Borrowers shall not, as of any date, permit the ratio of (a) THE SUM OF (i) cash, (ii) Temporary Cash Investments, and (iii) the fair market value of Eligible Bonds, Eligible Government Securities, and Eligible Securities of the Companies, to (b) THE SUM OF
       (i) all Indebtedness of the Companies, PLUS (ii) the Unused Commitment, in each case as of such date, to be less 3.0 to 1.0.

       (e) SECTION 8.1(c) is hereby deleted in its entirety and replaced with the following:

              (c) default shall occur in the performance of (i) any of the covenants or agreements of any Company contained in SECTION 6.1 and
       SECTION 7, or (ii) any other covenants or agreements of any Company contained herein or in any of the other Loan Documents and, in the case of (II), such failure shall continue for ten (10) days after written notice thereof from Lender to Borrower; or

       (f) EXHIBIT A is hereby deleted in its entirety and replaced with EXHIBIT A attached hereto.

       (g)    SCHEDULE 5.10 is hereby deleted in its entirety and replaced with
SCHEDULE 5.10 attached hereto.

       3.     WAIVERS.

       (a) Lender hereby waives any Potential Default or Event of Default arising from Borrowers' failure to comply with the fixed charges ratio set forth in SECTION 7.14 of the Credit Agreement as of the fiscal quarter ended June 30, 1999.

       (b) The waiver hereby granted by Lender (i) is limited expressly as written, (ii) does not impair Lender's rights to insist upon strict compliance with the Credit Agreement and the other Loan Documents, and (iii) do not extend to any other Loan Document.

       4.     AMENDMENTS TO OTHER LOAN DOCUMENTS.

       (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

       (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

       5. RATIFICATIONS. Each Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Loans, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

       6. REPRESENTATIONS. Each Borrower represents and warrants to Lender that as of the date of this Amendment: (a) this Amendment and the other Loan Documents to be delivered under this Amendment have been duly authorized, executed, and delivered by Borrowers; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrowers of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrowers and are enforceable against Borrowers in accordance with their respective terms; (d) the execution, delivery, and performance by Borrowers of this Amendment do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Borrower is a party or by which any Borrower is bound; (e) all representations and warranties in the Loan Documents (as amended hereby) are true and correct in all material respects except to the extent that
(i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Amendment, no Potential Default or Event of Default exists.

       7. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

       8. CONDITIONS PRECEDENT. This Amendment shall not be effective unless and until: (a) Lender receives a fully-executed copy of this Amendment, and (b) the representations and warranties in the Loan

Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment.

       9. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and VICE VERSA and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

       10. ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       11. PARTIES. This Amendment binds and inures to Borrowers and Lender, and their respective successors and permitted assigns.

       [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

       EXECUTED as of the date first stated above.

                                   BORROWERS:

                                   ADAMS GOLF DIRECT RESPONSE, LTD.,

                                   By:  ADAMS GOLF GP CORP., a Delaware
                                        corporation, General Partner


                                        By:____________________________
                                           Name:_______________________
                                           Title:______________________



                                   ADAMS GOLF, LTD., a Texas limited partnership

                                   By:  ADAMS GOLF GP CORP., a Delaware
                                        corporation, General Partner


                                        By:____________________________
                                           Name:_______________________
                                           Title:______________________



                                   LENDER:

                                   BANK OF AMERICA, N.A., a national banking association, formerly NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.


                                   By:_________________________________
                                      Curtis Anderson
                                      Senior Vice President

       To induce Lender to enter into this Amendment, each of the undersigned jointly and severally (a) consent and agree to the execution and delivery of this Amendment, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Loans, (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Lender and their respective successors and permitted assigns.

                              ADAMS GOLF, INC., a Delaware corporation


                              By: ____________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________


                              ADAMS GOLF HOLDING CORP., a Delaware corporation


                              By: ____________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________


                              ADAMS GOLF GP CORP., a Delaware corporation


                              By: ____________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________


                              ADAMS GOLF MANAGEMENT CORP., a Delaware
                              corporation


                              By: ____________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________

                            ADAMS GOLF IP, L.P., a Delaware limited partnership

                            By: ADAMS GOLF GP CORP., a Delaware corporation, General Partner


                                   By: _______________________________________
                                       Name:__________________________________
                                       Title:_________________________________



                            ADAMS GOLF FOREIGN SALES CORPORATION, a
                            Barbados corporation


                            By: ______________________________________________
                                Name:_________________________________________
                                Title:________________________________________


                            ADAMS GOLF RAC CORP.,a Delaware corporation


                            By: ______________________________________________
                                Name:_________________________________________
                                Title:________________________________________

                                      EXHIBIT A

                            FORM OF COMPLIANCE CERTIFICATE



FOR PERIOD ENDED ________________________ (THE "SUBJECT PERIOD")

LENDER:       Bank of America, N.A.

BORROWERS:    Adams Golf Direct Response, Ltd. and Adams Golf, Ltd.

       This certificate is delivered under the Amended and Restated Revolving Credit Agreement (as modified, amended, renewed, extended, and restated from time to time, the "CREDIT AGREEMENT") dated as of February 26, 1999, between Borrowers and Lender. Capitalized terms when used in this certificate shall, unless otherwise indicated, have the meanings set forth in the Credit Agreement. The undersigned certify to Lender that, on the date of this certificate, (a) the Financial Statements of the Companies attached to this certificate were prepared in accordance with GAAP, and present fairly the financial condition and results of operations of the Companies as of the end of and for the Subject Period,
(b) no Potential Default or Event of Default currently exists or has occurred which has not been cured or waived by Lender, and (c) the status of compliance by the Companies with certain covenants of the Credit Agreement as of the end of the Subject Period is as set forth below:


                                                                               In Compliance as of
                                                                              End of Subject Period
                                                                                (Please Indicate)
1.     FINANCIAL STATEMENTS AND REPORTS.
       (a)    Provide annual audited FYE financial statements
              within one hundred twenty (120) days after last
              day of each fiscal year.                                              Yes    No

       (b)    Provide quarterly financial statements as required by
              SECTION 6.1(a) of the Credit Agreement.                               Yes    No

       (c)    Provide a Compliance Certificate and accounts receivable
              aging contemporaneously with the delivery of the quarterly
              financial statements described in (b) above.                          Yes    No

2.     ADDITIONAL INDEBTEDNESS.
       None, except Indebtedness permitted by SECTION 7.1 of
       the Credit Agreement.                                                        Yes    No

3.     LIENS AND ENCUMBRANCES; NEGATIVE PLEDGE AGREEMENTS.
       None at any time, except as permitted by SECTION 7.2 of
       the Credit Agreement.                                                        Yes    No


                                       -8-

4.     DIVIDENDS.
       None except as permitted by SECTION 7.4 of
       the Credit Agreement.                                                        Yes    No

5.     INVESTMENTS.
       None, except as permitted by SECTION 7.5 of
       the Credit Agreement.                                                        Yes    No

6.     AFFILIATE TRANSACTIONS.
       None, except as permitted by SECTION 7.6 of the Credit
       Agreement.                                                                   Yes    No

7.     CHANGE IN EXECUTIVE PERSONNEL.
       None except as permitted by SECTION 7.7 of
       the Credit Agreement.                                                        Yes    No

8.     DISPOSAL OF MATERIAL ASSETS OTHER THAN IN THE ORDINARY
       COURSE OF BUSINESS.
       None.                                                                        Yes    No

9.     SUBSIDIARIES.
       None, except as permitted by SECTION 7.9 of the
       Credit Agreement.                                                            Yes    No

10.    LIMITATION OF ACQUISITIONS AND MERGERS.
       None, except as permitted by SECTION 7.10 of
       the Credit Agreement.                                                        Yes    No

11.    CHANGES IN BUSINESS OF BORROWERS; CHANGES IN RECEIVABLES POLICY,
       OTHER THAN IN THE ORDINARY COURSE OF BUSINESS.
       None.                                                                        Yes    No

12.    GUARANTIES OF THIRD PARTY INDEBTEDNESS.
       None.                                                                        Yes    No

13.    SALE AND LEASEBACK TRANSACTIONS.
       None.                                                                        Yes    No

14.    CONSOLIDATED TANGIBLE NET WORTH.
       Minimum of $67,500,000.00 (defined as
       total shareholder's equity less Intangible Assets).                          Yes    No

       (________________ - ___________________) = ____________
          Shareholder's     Intangible Assets
             Equity


                                       -9-

15.    DEBT TO EBITDA.
       Maximum of 2.0 to 1.0
       (Indebtedness to EBITDA)

       EBITDA =____________+____________+____________+____________=____________
               Consolidated      Depreciation    Cash Interest     Taxes
               Adjusted Net      and         Expense
                     Income      Amortization

                    ____ DIVIDED BY ____________ = ____________                     Yes    No
       Indebtedness                    EBITDA

16.    CHANGE OF BORROWERS' FISCAL YEARS.
       None.                                                                        Yes    No

17.    CHANGE OF THE COMPANIES' METHODS OF ACCOUNTING.
       None.                                                                        Yes    No

18.    CAPITAL EXPENDITURES.
       Maximum of $10,000,000.00 in any fiscal year.                                Yes    No

       Capital Expenditures = $____________

19.    LIQUID ASSETS TO INDEBTEDNESS.
       Minimum of 3.0 to 1.0
       (defined as the ratio of (a) cash, Eligible Bonds, Eligible Government
       Securities, Eligible Securities, and Temporary Cash Investments,
       to (b) Indebtedness plus Unused Commitment)                                  Yes    No

       Cash                                      $    ____________
       Eligible Bonds                                 ____________
       Eligible Government Securities                 ____________
       Eligible Securities                            ____________
       Temporary Cash Investments                     ____________
              Subtotal                           $    ____________(a)

       Indebtedness                                   ____________
       Unused Commitment                              ____________

              Subtotal                                ____________(b)

              Ratio of (a) to (b)                     ____________

                                          BORROWERS:

                                          ADAMS GOLF DIRECT RESPONSE, LTD., a
                                          Texas limited partnership

                                          By:  ADAMS GOLF GP, CORP., a Delaware
                                               corporation, General Partner


                                               By: ____________________________
                                                   Name:_______________________
                                                   Title:______________________

                                          ADAMS GOLF, LTD., a Texas limited
                                          partnership

                                          By:  ADAMS GOLF GP, CORP., a Delaware
                                               corporation, General Partner


                                               By: ____________________________
                                                   Name:_______________________
                                                   Title:______________________

                                    SCHEDULE 5.10

                                      LITIGATION


1. C&A INTERNATIONAL, INC. d/b/a NICKENT GOLF EQUIPMENT, CHEN-CHIN HUANG AND TATSUYA SAITO V. ADAMS GOLF, INC. AND WILLOUGHBY GOLF CENTER, INC. d/b/a BOBICK GOLF PRO SHOP, CIVIL ACTION 1:98 CV 0166 filed January 23, 1998 in the United States District Court for the Northern District of Ohio, Eastern Division.

2. ADAMS V. BOST ENTERPRISES, INC. filed in the U.S. District Court - Northern District of Texas. Adams Golf initiated this litigation on March 3, 1998 against Bost Enterprises ("Bost") arising out of the sale by Bost of so-called "knock-off" golf clubs. Adams Golf has asserted claims for patent infringement, false advertisement and unfair competition. In its lawsuit, Adams sought injunctive relief, as well as damages for potential infringement and has participated in court-ordered settlement discussions. No depositions have been taken. Bost filed a motion for summary judgment, which is pending before the court. Adams Golf has filed a motion for leave to file a second amended complaint, which is pending before the court. In this proposed second amended complaint, Adams Golf asserts claims for unfair competition (15 U.S.C.
       Section  1125(a)), federal trademark infringement (15 U.S.C. Section
        114), and common law unfair competition. The court has not yet issued any decision on these motions. This case is set for trial on June 7, 1999.

3. Beginning in June 1999, the first of six purported class action lawsuits was filed against Adams Golf, Inc. (the "Company"), certain of its current and former directors and the three underwriters of the Company's initial public offering ("IPO") in the United States District Court for the District of Delaware. The complaints allege violations of SECTIONS 11, 12(a)(2) and 15 of the Securities Act of 1933 in connection with the Company's IPO. In particular, the complaints alleged that the Company made materially false and misleading statements and omissions in the registration statement and incorporated prospectus, which became effective July 9, 1998, concerning inventory and distribution of its products. In addition, certain of the complaints alleged other factors occurring subsequent to the IPO. Specifically, the proceedings pending are as follows: KENNETH P SHOCKLEY V. ADAMS GOLF, INC., et al., Civil Action No. 99-371 (D.Del.) filed on June, 1999; MARK J. LANTZ V. ADAMS GOLF, INC. et al., Civil Action No. 99-397 (D.Del.) filed on or about June 22, 1999; F. RICHARD MANSON V. ADAMS GOLF, INC. et al., Civil Action No. 99-421 (D.Del.) filed on or about July 2, 1999; SYLVIA J. DAUGHTRY V. ADAMS GOLF, INC. et al., Civil Action No. 99-469 (D.Del.) filed on or about July 22, 1999; ROBERT DOLIN V. ADAMS GOLF, INC. et al., Civil Action No. 99-498 (D.Del.) filed on or about August 3, 1999; and TINA NARDOLILLO V. ADAMS GOLF, INC. et al., Civil Action No. 99-511 (D.Del.) filed on or about August 9, 1999. In each case, the plaintiffs are seeking unspecified amounts of compensatory damages, interests, and costs, including legal fees. The Company has denied the allegations in the complaints and intends to defend against each of them vigorously.